Subsequent event	12 Months Ended
Dec. 31, 2012
Subsequent event
Subsequent event

18. Subsequent event

(a)  On January 1, 2013, the Company has granted an executive the option to purchase 400,000 ordinary shares of the Company, with an exercise price of US$0.5 per share, in accordance with the provisions of the 2012 Plan. Starting from the grant date, each one-forty-eighth of the total option will vest and become exercisable at the end of each month thereafter.

(b)  On January 1, 2003, the Group also granted 561,000 non-vested ordinary shares to its employees and independent directors. These shares have a vesting period of four years of employment services with the first twenty five percent vesting on the first anniversary of the grant date, and the remaining seventy five percent vesting on a monthly basis over a three-year period ending on the fourth anniversary of the grant date. The non-vested shares are not transferable and may not be sold, pledged or otherwise transferred, and the holder has no voting or dividend right on the non-vested shares. The aggregate fair value of the non-vested shares on grant date was US$5,004,120.

(c)  On March 19, 2013, the Group completed its follow-on public offering of an aggregate of 7,200,000 American depositary shares (“ADSs”) by the Company and certain selling shareholders, priced at US$24.00 per ADS. 4,000,000 ADSs are being offered by the Company and an aggregate of 3,200,000 ADSs are being offered by the selling shareholders. Each ADS represents two ordinary shares of the Company. Concurrently, the underwriters exercised in full the option to purchase an aggregate of 1,080,000 additional ADSs from certain selling shareholders at the public offering price of the follow-on offering.  The gross proceeds to the Group were approximately US$96 million. The Group would not receive any proceeds from the sale of the ADSs by the selling shareholders.